UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
SECURITIES EXCHANGE ACT OF 1934

☒  Filed by the Registrant        ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☒	Preliminary Information Statement
☐	Definitive Information Statement Only
☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

CARDIFF INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________
Name of Person(s) Filing Information Statement, if other than Registrant:

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(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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3)	Filing Party: ____________________________
4)	Date Filed: ____________________________

CARDIFF INTERNATIONAL, INC.
2747 Paradise Road Unit 1103
Las Vegas, NV 89109
(818) 783-2100

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Cardiff International, Inc. a Colorado corporation (hereinafter the “Company”,” “we,” or “our”), has approved, and the holders of a majority of the outstanding shares of our Common Stock,  $0.00001 par value (the “Stock”) have voted, to approve the following items:

PROPOSAL:  To amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent is sufficient to approve the Certificate of Amendment under Colorado law and our Articles of Incorporation, Amend the Designations, Rights & Privileges of Series B Preferred Stock and authorize five (5) additional classes of Preferred Stock having  10,000 Series C Preferred Stock authorized with a par value of .00001; 1,000,000 Series D Preferred Stock authorized with a par value of .001; 2,000,000 Series E Preferred Stock authorized with a par value of .001;  1,000,000 Series F Preferred Stock authorized with a par value of .001 and 2,000,000 Series G Preferred Stock authorized with a par value of .001 (This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Colorado.)

Stockholders of record at the close of business on October 30th, 2013 (the “Record Date”), are entitled to receive a copy of this Information Statement by request: copy is also available on the Company website: www.missiontuition.com,

This Information Statement (the “Information Statement”) which describes the proposal in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14-C of the Securities Exchange Act of 1934 (the Act), as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  Pursuant to Colorado law, our Articles of Incorporation and our Bylaws, stockholder action may be taken by written consent without a meeting of stockholders.  The written consent of a majority stock holder of the outstanding shares of our Common Stock is sufficient to approve the proposal.  As such, the stockholder approved to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent is sufficient to approve the Certificate of Amendment under Colorado law and our Articles of Incorporation, Amend the Designations, Rights & Privileges of Series B Preferred Stock and authorize 5 additional Series of Preferred Stock having  10,000 Series C Preferred Stock authorized with a par value of .00001; 1,000,000 Series D Preferred Stock authorized with a par value of .001; 2,000,000 Series E Preferred Stock authorized with a par value of .001;  1,000,000 Series F Preferred Stock authorized with a par value of .001 and 2,000,000 Series G Preferred Stock authorized with a par value of .001 and will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Colorado.

Your consent regarding the proposals is not required and is not being solicited in connection with this corporate action.  This Information Statement will serve as the required notice to stockholders pursuant to the Act, of the approval by less than the unanimous written consent of our stockholders with respect to the proposal.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

/s/ Daniel Thompson
Daniel Thompson, Chairman, CEO and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

The Information Statement is available at: www.missiontuition.com

CARDIFF INTERNATIONAL, INC.
2747 Paradise Road Unit 1103
Las Vegas, NV 89109
(818) 783-2100

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of Cardiff International, Inc., a Colorado corporation (the "Company," "we" or "us"), to advise them of the corporate actions that have been authorized by written consent of the Company's majority stockholder, who collectively owns 63% of the Company’s outstanding capital stock as of the record date of October 29th, 2013 (the "Record Date"). These actions are being taken without notice, meetings or votes in accordance with the Colorado Business Corporation and the Company’s Articles of Incorporation. This Information Statement is being made available to the stockholders of the Company by means of public filing and available the on the company website or a hard copy may be requested.

On October 30, 2013, the majority stockholder holding 1,909,040,550 shares, or approximately 63%, of the issued and outstanding Common Stock shares with a par value of $0.00001 ("Common Stock") consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent is sufficient to approve the Certificate of Amendment under Colorado law and our Articles of Incorporation. The attached Information Statement describes the Articles of Amendment that the Common Stock majority stockholder of the Company has approved, and to Amend the Designations, Rights & Privileges of Series B and authorize 5 additional classes of Preferred Stock having 10,000 class C authorized with a par value of .00001; 1,000,000 class D authorized with a par value of .001; 2,000,000 class E authorized with a par value of .001;  1,000,000 class F authorized with a par value of .001 and 2,000,000 class G authorized with a par value of .001 (This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Colorado.)

On October 30th, 2013, the Majority Stockholder holding 1,909,040,550 shares, or approximately 63% of our issued and outstanding Common Stock consented in writing to the Articles of Amendment. This consent was sufficient to approve the Articles of Amendment under Colorado law.

NO VOTE REQUIRED

We are not soliciting consents to approve the Articles of Amendment. Colorado law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Colorado corporate law, stockholders have no appraisal or dissenters' rights in connection with the Articles of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Articles of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

If a “hardcopy” is requested, in some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our CEO/President at (818) 783-2100, and requests in writing should be sent to Cardiff International, Inc. 411 North New River Drive E, Unit 2202, Fort Lauderdale, FL 33301, USA, Attention CEO.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the above address.

AMENDMENT TO THE ARTICLES OF INCORPORATION

AMENDMENT TO THE ARTICLES OF INCORPORATION TO AMEND THE BY LAWS OF SERIES B PREFERRED STOCK AND AUTHORIZE 5 CLASSES OF PREFERED STOCK HAVING 10,000 CLASS C; 1,000,000 CLASS D; 2,000,000 CLASS E; 1,000,000 CLASS F; 2,000,000 CLASS G.

The Board of Directors has approved an amendment to the Articles of Incorporation to amend series B Preferred Stock Designations, Rights & Privileges and to authorize 5 additional classes of Preferred Stock having  10,000 class C with a par value of .00001; 1,000,000 class D with a par value of .001; 2,000,000 class E with a par value of .001;  1,000,000 class F with a par value of .001 and 2,000,000 class G with a par value of .001 (This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Colorado.)

The Articles of Amendment provide Paragraph 1 of Article V shall be amended to read as follows:

“The Corporation shall have 8 classes of Common Stock and Preferred Stock. The total number of shares of stock which this Corporation shall have authority to issue is 3,16,010,004, of which 3,000,000,000 shares shall be Common Stock, $0.00001 par value per share (the Common Stock"); and 4 shares shall be Series A Preferred Stock, $0.0001 par value $0.0001 per share (the "Series A Preferred Stock"); and 10,000,000 shares shall be Series B Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock"), and  10,000 shares shall be Series C Preferred Stock, $.00001 par value per share (the “Series C Preferred Shares”); and 1,000,000 shares shall be Series D Preferred Shares, $.001 par value per share (the "Series D Preferred Stock"); and  2,000,000 shares shall be Series E Preferred Shares, $.001 par value per share (the "Series E Preferred Stock"); 1,000,000 shares shall be Series F Preferred Shares, $.001 par value per share (the "Series F Preferred Stock") and 2,000,000 class G with a par value of .001; together this shall constitute the `Preferred Stock") of which the certificate of designation, preferences, rights and limitations can be found in Exhibit A. Subject to the limitations prescribed by law and the provisions of this Certificate of Incorporation, the Board of Directors of the Corporation is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional, or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors in a resolution or resolutions providing for the issue of such Preferred Stock. Subject to the powers, preference, and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation and each share of Common Stock shall be entitled to one vote..”

Reasons for the Increase in the Number of Authorized Shares

 As of October 30th, 2013, of the 3,000,000,000 shares of Common Stock authorized by our Articles of Incorporation, 2,069,435,924 shares were issued and outstanding leaving 930,564,076 shares of Common Stock authorized for issuance.

We expect that our growth may require the use of our Common Stock from time to time as part of financing transactions pursuant to which we would issue shares of our Common Stock or securities convertible into our Common Stock.  Such shares may be issued in both public and private offerings of our securities.  We may also need to have Common Stock available for transactions such as acquisitions or employee incentives. Our stockholders do not have any preemptive rights to purchase additional shares of our Common Stock.  We presently have no plans, proposals or arrangements to issue any of the authorized shares of Common Stock that would be newly available for any specific purpose, including future financings.

Effects of the Increase to the Number of Authorized Shares

Possible Dilution from Future Issuance of Additional Shares.   The amendment will increase the number of authorized shares of Preferred Stock to 16,010,004 from 10,000,004 shares, and the interests of the holders of our Common Stock could be diluted should these Preferred Stock shares be converted to Common Stock shares.  Any future issuance of additional shares of our Common Stock could dilute future earnings per share, book value per share and the voting power and percentage ownership of existing shareholders.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares.   Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our Common Stock.  Our Board of Directors could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover.  A future issuance of additional shares of Common Stock could be made to render more difficult an attempt to obtain control of us, even if it appears the be desirable to a majority of shareholders, and it may be more difficult for our shareholders to obtain and acquisition premium for their shares or remove incumbent management.  Although the increase in the number of authorized shares of our Common Stock may have an anti-takeover effect, the amendment has been proposed for the reasons stated above under the heading “Reasons for Amendment.”  Our Board of Directors has no present intention to use the proposed increase in the authorized shares of our Common Stock as a measure aimed at discouraging takeover efforts.

Neither our Articles of Incorporation nor our Bylaws presently contain provisions having an anti-takeover effect and the amendment is not part of a plan by management to adopt a series of such amendments.  Although it may do so, management does not presently intend to propose anti-takeover measures.  Management currently has no knowledge of any specific effort to accumulate our securities or to obtain control of our Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Our Common Stock is traded on OTC Markets which is a quotation service, not an exchange.  OTC Markets does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict its voting nor does it have requirements calling for shareholder vote on issuances of additional shares.

Advantages and Disadvantages of the increase to the Authorized Shares

As noted above, increasing the number of additional shares of Preferred Stock will provide us with the advantage of having greater flexibility in effecting possible future financings without the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed. It will also allow us to acquire assets that will increase shareholder stock value as we build our “Consolidated Balance Sheet.” However; there is a disadvantage to our existing shareholders in that the issuance of additional shares of Preferred Stock will dilute their holdings should these shares be converted to Common Shares.  Furthermore, any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our Common Stock, even if our shareholders believe that such action would be in their best interests.

Authorization of five additional classes of Preferred Stock

The Board of Directors has determined that it is advisable to protect management and its stock holders from the dilution in the open market, by amending the Bylaws of Series B Preferred Stock and further, to issue five other classes of Preferred stock to attract investors and asset acquisition. The Articles of Incorporation and Corporate Bylaws are hereby amended to include the following Rights and Privileges:

AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATION OF SERIES B PREFERRED STOCK

      I.            DESIGNATION, AMOUNT & DIVIDENDS

                 A.     Designation.   The designation of said series of Preferred Stock shall be Series B Convertible Preferred Stock, $.001 par value per share (the “Series B Preferred Stock”).

                 B.    Number of Shares.  The number of shares of Series B Preferred Stock authorized shall be ten million (10,000,000).  Each share of Series B Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series B Stated Value”).

                 C.    Dividends:  Initially, there will be no dividends due or payable on the Series B Preferred Stock. Any future terms with respect to dividends shall be determined by the Board of Directors consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board of Directors shall promptly file or cause to be filed.

  II.            LIQUIDATION RIGHTS.

In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holder of Series B Preferred Stock shall be entitled to receive, on parity with the holders Series D, E, F & G Preferred Stock, assets of the Corporation available for distribution to the holders of capital stock of the Corporation.  The Series B Preferred Stock shall have priority and preference with respect to any distribution of any of the assets of the Corporation to Common Stock shareholders.  Neither a consolidation or merger of the Corporation with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Corporation's assets will be considered a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Article III.

        III.            CONVERSION AND NON-DILUTION.  In the event of a conversion of shares (the “Conversion”) of Series B Preferred Stock to shares of Common Stock, par value $.001 per share (the “Common Stock”), each one share of Series B Preferred Stock can be converted to five shares of Common Stock  (the “Conversion”). The Common Stock shares shall be governed by a Lock-Up/Leak-Out Agreement to assure our minority shareholders are protected. See Exhibit B.

 A.     Conversion at the Option of the Holder. (a) Each share of Series B Preferred Stock is convertible, in whole or in part, at the option of the Holder thereof (“Optional Conversion”) in conjunction with an “Approved Company Registration Statement”, into one share of Common Stock (the “Conversion Rate”).

                B.    Mechanics of Conversion.  The conversion right of a holder shall be exercised by the holder of shares of Series B Preferred Stock by contacting the Company. Once approved, the shares shall be included in the next upcoming Registration Statement. They shall surrender to the Corporation of the certificates representing shares of Series B Preferred Stock to be converted at any time during usual business hours at its principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Corporation that the holder elects to convert all or a portion of the shares of Series B Preferred Stock represented by such certificate and specifying the name or names (with address) in which a certificate or certificates or other appropriate evidence of ownership representing shares of Common Stock are to be issued and (if so required by the Corporation or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation or the Transfer Agent duly executed by the holder of Series B Preferred Stock or its duly authorized legal representative.  The date on which a holder of Series B Preferred Stock satisfies the foregoing requirements for conversion is referred to herein as the “Conversion Date.” The Corporation will deliver shares of Common Stock due upon conversion.  Immediately prior to the close of business on the Conversion Date, each converting holder of Series B Preferred Stock shall be deemed to be the holder of record of the shares of Common Stock issuable upon conversion of such holder’s Series B Preferred Stock notwithstanding that the share register of the Company shall then be closed or that certificates or other appropriate evidence of ownership representing such Common Stock shall not then be actually delivered to such holder. On the Conversion Date, all rights with respect to the shares of Series B Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except the rights of Holders thereof to (a) receive certificates or other appropriate evidence of ownership representing the number of whole shares of Common Stock into which such shares of Series B Preferred Stock have been converted and (b) exercise the rights to which they are entitled as holders of Common Stock.

                 C.    Settlement upon Conversion. The Company shall satisfy its obligation to deliver shares of Common Stock upon conversion of Series B Preferred Stock by delivering to holders of Series B Preferred Stock surrendering shares for conversion the applicable number of shares in accordance with the Conversion Rate, as soon as practicable after the third Trading Day (but in no event later than the fifth Business Day) following the Conversion Date.

                 D.    No Fractional Shares: No fractional shares of Common Stock will be issued from the Conversion of the Series B Preferred Stock. If the Conversion of Series B Preferred Stock would result in the issuance of a fractional share of Common Stock to a holder (aggregating all shares of Series B Preferred Stock being converted pursuant to a given Conversion), then the Corporation shall issue one share of Common Stock to each holder of Series B Preferred Stock with a fractional share as the result of the Conversion.

  E.     Non-Dilution: Shares of Series B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section III prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

        IV.            RANK

All shares of the Series B Preferred Stock shall rank (i) senior to the Corporation’s Common Stock, par value $.001 per share (the “Common Stock”),  (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series B Preferred Stock and (iii) junior to Series A Preferred Stock created specifically for ranking, by its terms, senior to the Series B Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

         V.            VOTING RIGHTS

Each one share of the Series B Preferred Stock shall have voting rights equal to five (5) votes of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series B Preferred Stock shall vote together with the holders of Common Stock, without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Certificate of Incorporation or Bylaws.

       VI .           PRICE:

 The initial price of each share of Series B Preferred Stock shall be $2.50.

       VII.           MISCELLANEOUS

                 A.   Status of Converted or Redeemed Stock: In case any shares of Series B Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock, and shall no longer be designated as Series B Preferred Stock.

                 B.   Lost or Stolen Certificates: Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates at the cost of the shareholder. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificates if the holder of Series B Preferred Stock contemporaneously requests the Corporation to convert such holder’s Series B Preferred Stock.

                 C.   Waiver: Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred Stock granted hereunder may be waived as to all shares of Series B Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series B Preferred Stock.

  D.   Notices: Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

CERTIFICATE OF DESIGNATION, PREFERRENCES, RIGHTS AND LIMITATIONS OF SERIES C PREFERRED STOCK

1.1. DESIGNATION AND NUMBER OF SHARES.  10,000 shares of Series C Preferred Stock, par value $0.00001 per share (the "Preferred Stock"), are authorized pursuant to Article V of the Corporation's Amended Certificate of Incorporation (the “Series C Preferred Stock” or “Series C Preferred Stock Shares”).

1.2. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made, the holders of the Series C Preferred Stock shall be entitled to convert all of the holders Series C Preferred Stock Shares to Common Stock according the conversion rights of Series C Preferred Stock, i.e. 1 share of Preferred Stock converts to 100,000 shares of Common Stock. Once the conversion has occurred the assets of the Corporation shall be paid to all qualified investors out of the remaining assets of the Corporation according to the rights and privileges of each class of Preferred Stock or Common Stock.

1.3. CONVERSION AND NON-DILUTION.

(a) Each share of Series C Preferred Stock shall be convertible at par value $0.00001 per share (the “Series C Preferred”), at any time, and/or from time to time, into the number of shares of the Corporation's Common Stock, par value $0.00001 per share (the "Common Stock").  Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series C Preferred Stock of the holder's intention to convert the shares of Series C Preferred Stock, together with the holder's stock certificate or certificates evidencing the Series C Preferred Stock to be converted.

(b) Promptly after the approval Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series C Preferred Stock Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series C Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series C Preferred Stock Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series C Preferred Stock Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series C Preferred Stock submitting such conversion notice.

(d) Shares of Series C Preferred Stock are non-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Stock Shares after the reverse split as would have been equal to the ratio established in Section 1.3(a) prior to the reverse split. The conversion rate of shares of Series C Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

1.4   VOTING RIGHTS. Each share of Series C Preferred Stock shall have five (5) votes for any election or other vote placed before the shareholders of the Company.

1.5   PRICE.

(a) The initial price of each share of Series C Preferred Stock shall be $2.50.

(b) The price of each share of Series C Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board of Directors, or through a resolution passed at an Action Without Meeting of the unanimous Board of Directors, until such time as a listed secondary and/or listed public market develops for the shares.

LOCK-UP RESTRICTIONS ON CONVERSION.  Shares of Series C Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports

CERTIFICATE OF DESIGNATION, PREFERRENCES, RIGHTS AND LIMITATIONS OF SERIES D, E, F & G PREFERRED STOCK

     I.             DESIGNATION, AMOUNT & DIVIDENDS:

A.        Designation.   The designation of said series of Preferred Stock shall apply to Series D, E, F & G Convertible Preferred Stock, $.001 par value per share (the “Series Preferred Stock”).

B.         Number of Shares.

i. The number of shares of Series D Preferred Stock authorized shall be one million (1,000,000).  Each share of Series D Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series D Stated Value”).

ii. The number of shares of Series E Preferred Stock authorized shall be two million (2,000,000). Each share of Series E Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series E Stated Value”).

iii. The number of shares of Series F Preferred Stock authorized shall be one million (1,000,000). Each share of Series F Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series F Stated Value”).

iv. The number of share of Series G Preferred Stock authorized shall be two million (2,000,000). Each share of Series G Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series G Stated Value”).

C.         Dividends:  Initially, there will be no dividends due or payable on each class of Preferred Stock. Any future terms with respect to dividends shall be determined by the Board of Directors consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board of Directors shall promptly file or cause to be filed.

  II.            LIQUIDATION RIGHTS.

In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holder of Series D, E, F & G Preferred Stock Shares (the “Share Class”) shall be entitled to receive, on parity with the holders B Preferred Stock, assets of the Corporation available for distribution to the holders of capital stock of the Corporation.  Each Share Class of Preferred shall have priority and preference with respect to any distribution of any of the assets of the Corporation to Common Stock Shareholders.  Neither a consolidation or merger of the Corporation with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Corporation's assets will be considered a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Article III.

        III.            CONVERSION.  In the event of a conversion of shares (the “Conversion”) of each Share Class of Preferred Stock to shares of Common Stock, par value $.001 per share (the “Common Stock”), each one share of Series Share Class of Preferred Stock shall be converted up to five (5) shares of Common Stock.  Each Share Class shall be governed by a Lock-Up/Leak-Out Agreement to assure the minority shareholders are protected; see Exhibit B

  A.     Conversion at the Option of the Holder. (a) Each single “share” of each Share Class of Preferred Stock is convertible, in whole or in part, at the option of the Holder thereof (“Optional Conversion”) in conjunction with an “Approved Company Registration Statement”, into one share of Common Stock (the “Conversion Rate”).

  B.    Mechanics of Conversion.  The conversion rights of a holder shall be exercised by the holder of shares of each Share Class of Preferred Stock by contacting the Company. Once approved, they shall be included in the next upcoming Registration Statement. They shall surrender to the Corporation of the certificates representing each Share Class of Preferred Stock to be converted at any time during usual business hours at its principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Corporation that the holder elects to convert all or a portion of the shares in each Share Class of Preferred Stock represented by such certificate and specifying the name or names (with address) in which a certificate or certificates or other appropriate evidence of ownership representing shares of Common Stock are to be issued and (if so required by the Corporation or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation or the Transfer Agent duly executed by the holder of each Share Class of Preferred Stock or its duly authorized legal representative.  The date on which a holder of each Share Class of Preferred Stock satisfies the foregoing requirements for conversion is referred to herein as the “Conversion Date.” The Corporation will deliver shares of Common Stock due upon conversion.  Immediately prior to the close of business on the Conversion Date, each converting holder of Series D, E, F or G Preferred Stock shall be deemed to be the holder of record of the shares of Common Stock issuable upon conversion of such holder’s unique Share Class of Preferred Stock notwithstanding that the share register of the Company shall then be closed or that certificates or other appropriate evidence of ownership representing such Common Stock shall not then be actually delivered to such holder. On the Conversion Date, all rights with respect to the shares of each Share Class of Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except the rights of Holders thereof to (a) receive certificates or other appropriate evidence of ownership representing the number of whole shares of Common Stock into which such shares of each Share Class of Preferred Stock have been converted and (b) exercise the rights to which they are entitled as holders of Common Stock

                 C.    Settlement upon Conversion. The Company shall satisfy its obligation to deliver shares of Common Stock upon conversion of each Share Class of Preferred Stock by delivering to the holders of each Share Class Common Stock equal to the amount of surrendering shares for conversion governed by the applicable number of shares in accordance with the Conversion Rate, as soon as practicable after the third Trading Day (but in no event later than the fifth Business Day) following the Conversion Date.

                 D.    No Fractional Shares: No fractional shares of Common Stock will be issued from the Conversion of each Share Class of Preferred Stock. If the Conversion of one or all of the Share Class of Preferred Stock would result in the issuance of a fractional share of Common Stock to a holder (aggregating all shares of each Share Class of Preferred Stock being converted pursuant to a given Conversion), then the Corporation shall issue one share of Common Stock to each holder of each Share Class of Preferred Stock with a fractional share as the result of the Conversion.

                 E.    Non-Dilution: Shares of Series D, E, F & G of Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Stock Shares after the reverse split as would have been equal to the ratio established in Section III prior to the reverse split. The conversion rate of shares of Series D, E, F & G of Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

         IV.           RANK

All shares of the Share Class of Preferred Stock shall rank (i) senior to the Corporation’s Common Stock, par value $.00001 per share (the “Common Stock”),  (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series B Preferred Stock and (iii) junior to Series A Preferred Stock created specifically for ranking, by its terms, senior to the Series B, C, D, E, F or G Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

         V.            VOTING RIGHTS

Each one share of the Series Share Class of Preferred Stock shall have voting rights equal to five (5) votes of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the Share Class of Preferred Stock shall vote together with the holders of Common Stock, without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Certificate of Incorporation or Bylaws.

         VI.          PRICE:

 The initial price of each share of Series D, E, F & G of Preferred Stock shall be $2.50.

         VII.         MISCELLANEOUS

                 A.    Status of Converted or Redeemed Stock: In case any shares of Series the Share Class of Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock, and shall no longer be designated as Series D, E, F or G in part or as a whole of Preferred Stock.

                 B.    Lost or Stolen Certificates: Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificates if the holder of the Share Class of Preferred Stock contemporaneously requests the Corporation to convert such holder’s Series of Preferred Stock.

                 C.    Waiver: Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of each Share Class of Preferred Stock granted hereunder may be waived as to all shares of each Share Class of Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of each Share Class of Preferred Stock.

                D.    Notices: Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of October 30th, 2013, for (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's Executive Officers, (iii) each of the Company's Directors and (iv) all Directors and Executive Officers as a group. Applicable percentage ownership in the following table is based on  2,069,435,924 shares of Common Stock outstanding for issuance as of November 18, 2013.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of November 18, 2013, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Shareholder(4)	Common Stock (1)		Percentage

Daniel Thompson (2)	1,909,040,550	(3)	63.6%

TOTAL	1,909,040,550		100%

(1)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any Common Stock shares that such person or group has the right to acquire within 60 days after October 30th, 2013. For purposes of computing the percentage of outstanding Common Stock shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after October 30th, 2013 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(2)	These are the Officers and Directors of the Company.

(3)	Includes 1,909,040,550 shares owned by the Daniel Thompson and the Thompson Family Trust.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the SEC, including our:

*                Quarterly Reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012 and September 30, 2012.

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Daniel Thompson
Daniel Thompson, Chairman, CEO and Director
Las Vegas, Nevada
November 18, 2013

APPENDIX “A”

Articles of Amendment
To the
Articles of Incorporation

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is CARDIFF INTERNATIONAL, INC.

SECOND:  The following amendment to the Articles of Incorporation was adopted on June 1, as prescribed by the Colorado Business Corporation Act, in the manned marked by an “X” below:

Paragraph 1 of Article V of the Articles of Incorporation shall be amended to read as follows:

On October 30, 2013, majority stockholder holding 1,909,040,550 shares, or approximately 63%, of our issued and outstanding no par value Common Stock ("Common Stock") consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent was sufficient to approve the Certificate of Amendment under Colorado law and our Articles of Incorporation. The attached Information Statement describes the Articles of Amendment that the Common Share majority stockholders of the Company have approved, and to amend the By Laws of Series B Preferred Stock and to authorize 5 additional classes of Preferred Stock having 10,000 Class C authorized with a par value of .00001; 1,000,000 Class D authorized with a par value of .001; 1,000,000 Class E authorized with a par value of .001;  1,000,000 Class F authorized with a par value of .001and 2,000,000 class G authorized with a par value of .001 (This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Colorado.)

AMENDED CERTIFICATE OF DESIGNATION, PREFERENCES, RIGHTS AND LIMITATION OF SERIES B PREFERRED STOCK

     I.              DESIGNATION, AMOUNT & DIVIDENDS

A.         Designation.   The designation of said Series of Preferred Stock shall be Series B Convertible Preferred Stock, $.001 par value per share (the “Series B Preferred Stock”).

B.        Number of Shares.  The number of shares of Series B Preferred Stock authorized shall be ten million (10,000,000).  Each share of Series B Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series B Stated Value”).

C.       Dividends:  Initially, there will be no dividends due or payable on the Series B Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

  II.            LIQUIDATION RIGHTS.

In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holder of Series B Preferred Stock shall be entitled to receive, on parity with the holders Series D, E, F & G Preferred Stock, assets of the Corporation available for distribution to the holders of capital stock of the Corporation.  The Series B Preferred shall have priority and preference with respect to any distribution of any of the assets of the Corporation to Common Shareholders.  Neither a consolidation or merger of the Corporation with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Corporation's assets will be considered a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Article III.

        III.           CONVERSION.  In the event of a conversion of shares (the “Conversion”) of Series B Preferred Stock to shares of Common Stock, par value $.001 per share (the “Common Stock”), each one share of Series B Preferred Stock can be converted to five shares of Common Stock for one share of Preferred Stock (the “Conversion”). The Common Stock shares shall be governed by a Lock-Up/Leak-Out Agreement to assure our minority shareholders are protected. See Exhibit B.

   A.   Conversion at the Option of the Holder. (a) Each share of Series B Preferred Stock is convertible, in whole or in part, at the option of the Holder thereof (“Optional Conversion”) in conjunction with an “Approved Company Registration Statement”, into one share of Common Stock (the “Conversion Rate”).

  B.    Mechanics of Conversion.  The conversion right of a holder shall be exercised by the holder of shares of Series B Preferred Stock by contacting the Company. Once approved, the shares shall be included in the next upcoming Registration Statement. They shall surrender to the Corporation of the certificates representing shares of Series B Preferred Stock to be converted at any time during usual business hours at its principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Corporation that the holder elects to convert all or a portion of the shares of Series B Preferred Stock represented by such certificate and specifying the name or names (with address) in which a certificate or certificates or other appropriate evidence of ownership representing shares of Common Stock are to be issued and (if so required by the Corporation or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation or the Transfer Agent duly executed by the holder of Series B Preferred Stock or its duly authorized legal representative.  The date on which a holder of Series B Preferred Stock satisfies the foregoing requirements for conversion is referred to herein as the “Conversion Date.” The Corporation will deliver shares of Common Stock due upon conversion.  Immediately prior to the close of business on the Conversion Date, each converting holder of Series B Preferred Stock shall be deemed to be the holder of record of the shares of Common Stock issuable upon conversion of such holder’s Series B Preferred Stock notwithstanding that the share register of the Company shall then be closed or that certificates or other appropriate evidence of ownership representing such Common Stock shall not then be actually delivered to such holder. On the Conversion Date, all rights with respect to the shares of Series B Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except the rights of Holders thereof to (a) receive certificates or other appropriate evidence of ownership representing the number of whole shares of Common Stock into which such shares of Series B Preferred Stock have been converted and (b) exercise the rights to which they are entitled as holders of Common Stock

                 C.    Settlement upon Conversion. The Company shall satisfy its obligation to deliver shares of Common Stock upon conversion of Series B Preferred Stock by delivering to holders of Series B Preferred Stock surrendering shares for conversion the applicable number of shares in accordance with the Conversion Rate, as soon as practicable after the third Trading Day (but in no event later than the fifth Business Day) following the Conversion Date.

                D.     No Fractional Shares: No fractional shares of Common Stock will be issued from the Conversion of the Series B Preferred Stock. If the Conversion of Series B Preferred Stock would result in the issuance of a fractional share of Common Stock to a holder (aggregating all shares of Series B Preferred Stock being converted pursuant to a given Conversion), then the Corporation shall issue one share of Common Stock to each holder of Series B Preferred Stock with a fractional share as the result of the Conversion.

  E.     Non-Dilution: Shares of Series B Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Stock Shares after the reverse split as would have been equal to the ratio established in Section III prior to the reverse split. The conversion rate of shares of Series B Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

         IV.           RANK

All shares of the Series B Preferred Stock shall rank (i) senior to the Corporation’s Common Stock, par value $.001 per share (the “Common Stock”),  (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series B Preferred Stock and (iii) junior to Series A Preferred Stock created specifically for ranking, by its terms, senior to the Series B Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

         V.            VOTING RIGHTS

Each one share of the Series B Preferred Stock shall have voting rights equal to five (5) votes of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series B Preferred Stock shall vote together with the holders of Common Stock, without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Certificate of Incorporation or Bylaws.

         VI .          PRICE:

 The initial price of each share of Series B Preferred Stock shall be $2.50.

         VII.          MISCELLANEOUS

                 A.    Status of Converted or Redeemed Stock: In case any shares of Series B Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock, and shall no longer be designated as Series B Preferred Stock.

                 B.    Lost or Stolen Certificates: Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates at the cost of the shareholder. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificates if the holder of Series B Preferred Stock contemporaneously requests the Corporation to convert such holder’s Series B Preferred Stock.

                 C.    Waiver: Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred Stock granted hereunder may be waived as to all shares of Series B Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of the Series B Preferred Stock.

  D.    Notices: Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

CERTIFICATE OF DESIGNATION, PREFERRENCES, RIGHTS AND LIMITATIONS OF SERIES C PREFERRED STOCK

1.1. DESIGNATION AND NUMBER OF SHARES.  10,000 shares of Series C Preferred Stock, par value $0.00001 per share (the "Preferred Stock"), are authorized pursuant to Article V of the Corporation's Amended Certificate of Incorporation (the “Series C Preferred Stock” or “Series C Preferred Shares”).

1.2. LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made, the holders of the Series C Preferred Stock shall be entitled convert all of the holders Series C Preferred Shares to Common Stock according the conversion rights of Series C Preferred Stock, i.e. 1 share for 100,000 shares of Common Stock. Once the conversion has occurred the assets of the Corporation shall be paid to all qualified investors out of the assets of the Corporation.

1.3. CONVERSION AND NON-DILUTION.

(a) Each share of Series C Preferred Stock shall be convertible at par value $0.00001 per share (the “Series C Preferred”), at any time, and/or from time to time, into the number of shares of the Corporation's Common Stock, par value $0.00001 per share (the "Common Stock"). Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series C Preferred Stock of the holder's intention to convert the shares of Series C Stock, together with the holder's stock certificate or certificates evidencing the Series C Preferred Stock to be converted.

(b) Promptly after the approval Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series C Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series C Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series C Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series C Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series C submitting such conversion notice.

(d) Shares of Series C Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Stock shares after the reverse split as would have been equal to the ratio established in Section 1.3(a) prior to the reverse split. The conversion rate of shares of Series C Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

1.4 VOTING RIGHTS. Each share of Series C Preferred Stock shall have ten votes for any election or other vote placed before the shareholders of the Company.

1.5 PRICE.

(a) The initial price of each share of Series C Preferred Stock shall be $2.50.

(b) The price of each share of Series C Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

LOCK-UP RESTRICTIONS ON CONVERSION.  Shares of Series C Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports

CERTIFICATE OF DESIGNATION, PREFERRENCES, RIGHTS AND LIMITATIONS OF SERIES D, E, F & G PREFERRED STOCK

     I.              DESIGNATION, AMOUNT & DIVIDENDS:

                 A.    Designation.   The designation of said series of Preferred Stock shall apply to Series D, E, F & G Convertible Preferred Stock, $.001 par value per share (the “Series Preferred Stock”).

                 B.    Number of Shares.

i. The number of shares of Series D Preferred Stock authorized shall be one million (1,000,000).  Each share of Series D Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series D Stated Value”).

ii. The number of shares of Series E Preferred Stock authorized shall be two million (2,000,000). Each share of Series E Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series E Stated Value”).

iii. The number of shares of Series F Preferred Stock authorized shall be one million (1,000,000). Each share of Series F Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series F Stated Value”).

iv. The number of share of Series G Preferred Stock authorized shall be two million (2,000,000). Each share of Series G Preferred Stock shall have a stated value equal to $.001 (as may be adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Series G Stated Value”).

                 C.    Dividends:  Initially, there will be no dividends due or payable on each class of Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Corporation’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed.

  II.            LIQUIDATION RIGHTS.

In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holder of Series D, E, F & G Preferred Stock (the “Share Class”) shall be entitled to receive, on parity with the holders B Preferred Stock, assets of the Corporation available for distribution to the holders of capital stock of the Corporation.  Each Share Class of Preferred Stock shall have priority and preference with respect to any distribution of any of the assets of the Corporation to Common Stock Shareholders.  Neither a consolidation or merger of the Corporation with another corporation or other entity nor a sale, transfer, lease or exchange of all or part of the Corporation's assets will be considered a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Article III.

        III.            CONVERSION. .  In the event of a conversion of shares (the “Conversion”) of Series D, E, F & G Preferred Stock to shares of Common Stock, par value $.001 per share (the “Common Stock”), each one share of Series D, E, F & G Preferred Stock can be converted to five shares of Common Stock for one share of Preferred Stock (the “Conversion”). The Common Stock shares shall be governed by a Lock-Up/Leak-Out Agreement to assure our minority shareholders are protected. See Exhibit B.

  A.    Conversion at the Option of the Holder. (a) Each single “share” of each Share Class of Preferred Stock is convertible, in whole or in part, at the option of the Holder thereof (“Optional Conversion”) in conjunction with an “Approved Company Registration Statement”, into one share of Common Stock (the “Conversion Rate”).

  B.    Mechanics of Conversion.  The conversion rights of a holder shall be exercised by the holder of shares of each Share Class of Preferred Stock by contacting the Company. Once approved, shall be included in the next upcoming Registration Statement. They shall surrender to the Corporation of the certificates representing each Share Class of Preferred Stock to be converted at any time during usual business hours at its principal place of business or the offices of the Transfer Agent, accompanied by written notice to the Corporation that the holder elects to convert all or a portion of the shares in each Share Class of Preferred Stock represented by such certificate and specifying the name or names (with address) in which a certificate or certificates or other appropriate evidence of ownership representing shares of Common Stock are to be issued and (if so required by the Corporation or the Transfer Agent) by a written instrument or instruments of transfer in form reasonably satisfactory to the Corporation or the Transfer Agent duly executed by the holder of each Share Class of Preferred Stock or its duly authorized legal representative.  The date on which a holder of each Share Class of Preferred Stock satisfies the foregoing requirements for conversion is referred to herein as the “Conversion Date.” The Corporation will deliver shares of Common Stock due upon conversion.  Immediately prior to the close of business on the Conversion Date, each converting holder of Series D, E, F or G Preferred Stock shall be deemed to be the holder of record of the shares of Common Stock issuable upon conversion of such holder’s unique Share Class of Preferred Stock notwithstanding that the share register of the Company shall then be closed or that certificates or other appropriate evidence of ownership representing such Common Stock shall not then be actually delivered to such holder. On the Conversion Date, all rights with respect to the shares of each Share Class of Preferred Stock so converted, including the rights, if any, to receive notices, will terminate, except the rights of Holders thereof to (a) receive certificates or other appropriate evidence of ownership representing the number of whole shares of Common Stock into which such shares of each Share Class of Preferred Stock have been converted and (b) exercise the rights to which they are entitled as holders of Common Stock

                 C.    Settlement upon Conversion. The Company shall satisfy its obligation to deliver shares of Common Stock upon conversion of each Share Class of Preferred Stock by delivering to the holders of each Share Class Common Stock equal to the amount of surrendering shares for conversion governed by the applicable number of shares in accordance with the Conversion Rate, as soon as practicable after the third Trading Day (but in no event later than the fifth Business Day) following the Conversion Date.

                 D.    No Fractional Shares: No fractional shares of Common Stock will be issued from the Conversion of each Share Class of Preferred Stock. If the Conversion of one or all of the Share Class of Preferred Stock would result in the issuance of a fractional share of Common Stock to a holder (aggregating all shares of each Share Class of Preferred Stock being converted pursuant to a given Conversion), then the Corporation shall issue one share of Common Stock to each holder of each Share Class of Preferred Stock with a fractional share as the result of the Conversion.

  E.    Non-Dilution: Shares of Series D, E, F, & G of Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 1.3(a) prior to the reverse split. The conversion rate of shares of Series D, E, F, & G Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

         IV.           RANK

All shares of the Share Class of Preferred Stock shall rank (i) senior to the Corporation’s Common Stock, par value $.00001 per share (the “Common Stock”),  (ii) pari passu with any class or series of capital stock of the Corporation hereafter created and specifically ranking, by its terms, on par with the Series B Preferred Stock and (iii) junior to Series A Preferred Stock created specifically for ranking, by its terms, senior to the Series B, C, D, E, F or G Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

         V.            VOTING RIGHTS

Each one share of the Series Share Class of Preferred Stock shall have voting rights equal to five (5) votes of Common Stock. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the Share Class of Preferred Stock shall vote together with the holders of Common Stock, without regard to class, except as to those matters on which separate class voting is required by applicable law or the Corporation’s Certificate of Incorporation or Bylaws.

         VI.           PRICE:

The initial price of each share of Series D, E, F & G of Preferred Stock shall be $2.50.

         VII.         MISCELLANEOUS

  A.    Status of Converted or Redeemed Stock: In case any shares of Series the Share Class of Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, repurchased, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock, and shall no longer be designated as Series D, E, F or G in part or as a whole of Preferred Stock.

                 B.    Lost or Stolen Certificates: Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) in the case of loss, theft or destruction, indemnity (with a bond or other security) reasonably satisfactory to the Corporation, or in the case of mutilation, the Preferred Stock Certificate(s) (surrendered for cancellation), the Corporation shall execute and deliver new Preferred Stock Certificates. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated Preferred Stock Certificates if the holder of the Share Class of Preferred Stock contemporaneously requests the Corporation to convert such holder’s Series of Preferred Stock.

                 C.    Waiver: Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of each Share Class of Preferred Stock granted hereunder may be waived as to all shares of each Share Class of Preferred Stock (and the holders thereof) upon the unanimous written consent of the holders of each Share Class of Preferred Stock.

  D.    Notices: Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party as set forth below, or such other address and telephone and fax number as may be designated in writing hereafter in the same manner as set forth in this Section.

___        No shares have been issued or Directors Elected – Action by Incorporators.

___        No shares have been issued but Directors Elected – Action by Directors.

___        Such amendment was adopted by the Board of Directors where shares have been issued and shareholder action was not required.

  X          Such amendment was adopted by a vote of the shareholders.  The number of shares voted for the amendment was sufficient for approval.

THIRD: If changing the corporate name, the new name of the corporation is: __________

FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be affected, is as follows: ___________________________________________________

If these amendments are to have a delayed effective date, please list that date:________
(Not to exceed 90 days from the date of filing)

CARDIFF INTERNATIONAL, INC.

By:_____________________________
Title:____________________________

EXHIBIT B
The Lock-Up/Leak-Out Agreement

CARDIFF INTERNATIONAL, INC

LOCK-UP/LEAK-OUT AGREEMENT

THIS LOCK-UP/LEAK-OUT AGREEMENT (the “Agreement”) is between Cardiff International, Inc. a Colorado corporation (the “Company”), and the undersigned person or entity listed on the Counterpart Signature Page hereof, sometimes referred to herein as the “Shareholder.”  For all purposes of this Agreement, “Shareholder” includes any “affiliate, non-affiliate, controlling person of Shareholder, agent, representative or other person with whom Shareholder is acting in concert.

WHEREAS, it is intended that the shares of Series B Preferred Stock of the Company covered by this Agreement shall only include the preferred stock currently owned by the Shareholder and represented by the stock certificate (or any successor stock certificate issued on the transfer of such stock certificate) described on the Counterpart Signature Page hereof (the “Series B Preferred Stock”); and

WHEREAS, the execution and delivery of this Agreement was a condition of the issuance to the Shareholder of the Series B Preferred Stock covered hereby; and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Except as otherwise expressly provided herein, and except as the Shareholder may be otherwise restricted from selling shares of Series B Preferred Stock under applicable federal or state securities laws, rules and regulations and Securities and Exchange Commission (the “SEC”) interpretations thereof, the Shareholder may only sell the Series B  Preferred Stock subject to the following conditions, commencing on the later of twelve (12) months from (i) the date the Company issues Series B Preferred Stock .  Following the Lock-Up Period, the Shareholder may sell the Series B Preferred Stock as follows (the “Leak-Out Period”):

1.1
The Shareholder shall be allowed to convert to Common Shares and sell an amount of the Shareholder’s Series B Preferred Stock equal to 1% (one percent) of the total number of Series B Preferred shares owned, on a monthly basis, for a period of four (4) years following the “Lock-Up”. Beginning in the first (1st) month of the fifth (5th) year, the Leak-Out agreement shall cease and the shareholder may liquidate the balance of Series B Preferred shares remaining at their own descression. Shareholder understands that a “conversion” shall not  exceed 4.9% of the issued and outstanding securities of the Company (to be defined for all purposes hereof as the amount indicated in the Company’s most recent filing with the SEC) during each month of the four (4) calendar years, (the “Leak-Out Period”).  Notwithstanding the foregoing, any Shareholder subject to this Agreement that owns less than 25,000 shares of Series B Preferred Stock that are covered hereby, shall be allowed to convert to Common Shares and sell one-fifth (1/5) of such Shareholder’s Series B Preferred Stock in each successive quarterly period following the Lock-Up Period, on a non-cumulative basis, as defined herein.

1.2
Except as otherwise provided herein, all Series B Preferred Stock shall be sold by the Shareholder in “broker’s transactions” and in compliance with the “manner of sale” requirements as those terms are defined in Rule 144 of the SEC during the Leak-Out Period.

1.3
An appropriate legend describing this Agreement shall be imprinted on each stock certificate representing Series B Preferred Stock covered hereby, and the transfer records of the Company’s transfer agent shall reflect such restrictions.

2.
The delivery of a duly executed copy of the Broker/Dealer Agreement by the Shareholder’s broker and a duly executed Seller’s Resale Agreement by the Shareholder in the forms to be approved by legal counsel for the Company shall be satisfactory evidence for all purposes of this Agreement that the Shareholder and the broker will comply with the “brokers’ transactions” and “manner of sale” requirements of this Agreement, and no further evidence thereof will be required of the Shareholder; provided, however, the Company may confirm such compliance with any Shareholder and the Shareholder’s broker, to the extent that it deems reasonably required or necessary to assure compliance with this Agreement; and provided, however, that the Shareholder can otherwise provide satisfactory evidence to the Company of such compliance, subject to the Company’s acceptance of any such alternative compliance evidence.

3.
Notwithstanding anything to the contrary set forth herein, the Company may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Series B Preferred Stock.  Unless otherwise agreed, all such waivers shall be pro rata, as to all founding Shareholders of the Company who have executed a Lock-Up/Leak-Out Agreement as a condition to the receipt of the Series B Preferred Stock.  Notwithstanding, the Company may allow any Shareholder the right to sell or transfer Series B Preferred Stock in a private transaction, subject to receipt of an opinion of legal counsel for the Company, and subject to any transferee’s execution and delivery of a copy of this Agreement.

4.
Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholder shall be entitled to their respective beneficial rights of ownership of the Series B Preferred Stock, including the right and privileges afforded under the Designations, Rights, Privileges and Dividends.

5.
The number of shares of Series B Preferred Stock included in any allotment that can be sold by the Shareholder hereunder shall be appropriately adjusted should the Company make a dividend or distribution, undergo a forward split or a reverse split or otherwise reclassify its shares of Common Stock.

6.
This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

7.
All notices, instructions or other communications required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by certified mail, return receipt requested, overnight delivery or hand-delivered to all parties to this Agreement, to the Company, at 411 New River Drive, E Fort Lauderdale, FL  33308 and to the Shareholder, at the address in the Counterpart Signature Page.  All notices shall be deemed to be given on the same day if delivered by hand or on the following business day if sent by overnight delivery or the second business day following the date of mailing.

8.
The resale restrictions on the Series B Preferred Stock set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

9.
The Company or the Shareholder who fails to fully adhere to the terms and conditions of this Agreement shall be liable to every other party for any damages suffered by any party by reason of any such breach of the terms and conditions hereof.  The Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by the Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction, without bond or surety, and an order of a court requiring such Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring the Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company or any non-defaulting Shareholder may suffer as a result of any breach or continuation thereof.

10.
This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto and approved by a majority of the members of the Board of Directors of the Company.

11.
This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts entered into and to be performed wholly within said State; and the Company and the Shareholder agree that any action based upon this Agreement may be brought in the United States federal and state courts situated in Florida only, and that shall each submit to the jurisdiction of such courts for all purposes hereunder.

12.
In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

13.
This Agreement shall be binding upon any successors or assigns of the Series B Preferred Stock, without qualification, and in the event of any exchange of the Series B Preferred Stock under a merger or reorganization or other transaction of the Company by which the Series B Preferred Stock is subject to exchange for other securities in any manner, this Agreement shall remain if full force and effect and shall apply to any securities received or receivable in exchange for such Series B Preferred Stock, without qualification.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

CARDIFF INTERNATIONAL, INC.

Date:
By /s/Daniel Thompson

Signature _________________________________________

LOCK-UP/LEAK-OUT AGREEMENT
COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Lock-Up/Leak-Out Agreement (the “Agreement”) effective as of the latest signature date hereof, among CARDIFF INTERNATIONAL, INC., a Colorado corporation (the “Company”); and the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intends to be legally bound by the terms of the Agreement, as a Shareholder, of the number of shares of the Company set forth below and represented by the stock certificate described below.

Name

(Street Address)

(City and State)

(Stock Certificate No. and Number of Shares)

(Date)

(Signature)

(Representative Capacity, if Applicable)